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                                  EXHIBIT 10.1


         Regulation S Stock Purchase Agreement, dated as of Apri129, 2003 between Reality Wireless Networks, Inc., a Nevada corporation having offices at 120 West Campbell, Suite E, Campbell, California 95008 USA (the "Company"), and Ischian Holdings, Ltd. a British Virgin Islands, International business company, the registered address of which is PO Box 961,30 De Castro Street, Road Town, Tortola, British Virgin Islands ("the Purchaser").

                                          ARTICLE I
                        PURCHAS, SALE AND TERMS OF SHARES

         1.1 The Company agrees to issue and sell to the Purchaser in an offshore transaction negotiated outside the U.S. and to be consummated and closed outside the U.S. and. in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchaser agrees to purchase, subject to the conditions hereinafter set forth, from the Company up to 10,000,000 shares (the "Shares") of the company at a per share purchase price which shall be 25% of the bid price of the Company's shares of Common Stock as quoted on the OTC Bulletin Board (the "OTCBB") (or on such other United States stock exchange or public trading market on which the shares of the Company trade if, at the time of purchase, they ate not trading on the OTCBB) for the five (5) consecutive trading days immediately preceding the date (the "Call Date") the purchase order (the "Purchase Notice") is received by the Company (the "Purchase Price"). There will be no minimum floor price.

         1.2 PRICE; CLOSING. The transaction will be closed in an offshore transaction, and the Purchaser will pay the Purchase Price by wire transfer of immediately available funds within 5 business days upon receipt of the share certificate(s). Purchaser shall initiate the closing process by sending a written purchase notice to Seller at the address set forth below (the "Purchase Notice"). The Purchase Notice shall set forth the number of Shares to be purchased, the total consideration to be paid, the price per share and the delivery address for the share certificates (the "Closing").

         1.3 DELIVERY OF PURCHASE NOTICE. Purchaser shall have 90 days form the date of this Agreement to deliver one or more Purchase Notices to Seller. A Purchase Notice may be for all or a part of the shares set forth in Section 1.1 above. Purchaser may deliver more than one Purchase Notice, provided however, that number of shares purchased pursuant to all Purchase Notices shall not exceed the number of Shares set forth in Section 1.1.

         1.4 COVENANT OF BEST EFFORTS. The Purchaser agrees to use its best efforts to purchase up to 10,000,000 shares between the date hereof and October 31, 2003. Purchaser shall only be liable to purchase the number of Shares set forth in each Purchase Notice.

         1.5 REPRESENTATIONS BY THE PURCHASER. The Purchaser makes the following representations and warranties to the Company:

                  A. ACCESS TO INFORMATION. The Purchaser, in making the decision to purchase the Shares, has relied upon the representations and warranties contained in this Agreement as well as independent investigations made by it and/or its representatives, if any. The Purchase and/or its representatives during the course of this transaction, and prior to the purchase of any Shares, has had the opportunity to ask questions of and receive answers from the management of the Company concerning the business of the Company and to receive any additional information, documents, records and books relationship to the business, assets, financial condition, results of operations and 1iabilities (contingent or otherwise) of the Company.


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                  B.       SOPHISTICATION  AND KNOWLEDGE.  The Purchaser  and/or
                           its representatives has such knowledge and experience financial and business matters that it can represent itself and is capable of evaluating the merits and risks of the purchase of the Shares. The Purchaser is not relying on the Company with respect to the tax and other economic considerations of an investment in the Shares, and the Purchaser has relied on the
                           advice   of,  or  has   consulted   with,   only  the
                           Purchaser's own advisor(s). The Purchaser represents that it has not been organized for the purpose of acquiring the Shares.



                  C. LACK OF LIQUIDITY. The Purchaser acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear economic risk of the purchase of the Shares, including loss of its investment, The Purchaser acknowledges and understands that the Shares may not be sold to a U.S. Person (as hereinafter defined) or into the United States for a period of one (1) year from the date of purchase and that at Purchaser has no present need for liquidity in connection with its purchase of the Shares.

                  D. NO PUBLIC SOLICITATION. The Purchaser is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the Purchaser in connection with investments in securities generally. Neither the Company nor the Purchaser has engaged in any "Directed Selling Efforts in the U.S." as defined in Regulation S promulgated by the Securities and Exchange Commission ("SEC") pursuant to The Securities Act of 1933 (the "Securities Act").


                  E. AUTHORITY. The Purchaser has full right and power to enter into and perform pursuant to this Agreement and make an investment in the Company and this Agreement constitutes fees the Purchaser's valid and legal binding ob1igation, enforceable in accordance with its terms. The Purchaser is authorized and otherwise duly qualified to purchase and hold the Shares and to enter into this Agreement.

                  F. BROKERS OR FINDERS. No person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by such Purchaser or its respective agents.


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                  G.       REQUIREMENTS  FOR  TRANSFER.Purchaser  agrees that it
                           will not transfer the Share, and the Company shall not be required to transfer the shares unless the
                           transferee    executes   a   representation    letter
                           substantially in accordance with Exhibit A hereto.

                  H. COMPLIANCE WITH LOCAL LAWS. Any resale of the Shares during the `distribution compliance period' as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws or such jurisdiction. Purchaser will not offer to sell the Shares in any jurisdiction unless the Purchaser obtains all required consents, if any.

                  I. REGULATION S EXEMPTION. The Purchase (understands that the, Shares are being offered and so1d to it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understanding of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares. In this regard, the Purchaser represents, warrants and agrees that:

                           a. The purchaser is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities
                                    Act) of the company. A U.S. Person means any one of the following:

                                    i        any natural person  resident in the
                                             United States of America;

                                    ii       any   partnership   or  corporation
                                             organized or incorporated under the
                                             laws  of  the   United   States  of
                                             America;

                                    iii      any estate of which any executor or
                                             administrator is a U.S. person;

                                    iv       any trust of which any trustee is 9
                                             U.S. person:

                                    v        any  agency  or branch of a foreign
                                             entity located in the United States
                                             of America;

                                    vi       any  non-discretionary  account  or
                                             similar   account  (other  than  an
                                             estate or  trust)  held by a dealer
                                             or other  fiduciary for the benefit
                                             or account of a U.S. person;


                                    vii      any   discretionary    account   or
                                             similar   account  (other  than  an
                                             estate or  trust)  held by a dealer
                                             or   other   fiduciary   organized,
                                             incorporated  or (if an individual)
                                             resident  in the  United  States of
                                             America; and


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                                    viii     any partnership or corporation if:

                                               (1)        organized or
                                                          incorporated under the
                                                          laws of any  foreign
                                                          jurisdiction; and


                                               (2)        formed   by   a   U.S.
                                                          person principally for
                                                          the     purpose     of
                                                          investing           in
                                                          securities         not
                                                          registered  under  the
                                                          Securities Act, unless
                                                          it  is   organized  or
                                                          incorporated owned, by
                                                          accredited   investors
                                                          (as  defined  in  Rule
                                                          5Ol(a)    under    the
                                                          Securities   Act)  who
                                                          are    not     natural
                                                          persons,   estates  or
                                                          trusts.

                  b. At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Purchaser was outside of the United States.

                  c. The Purchaser will not during the period commencing on the date of issuance of the Shares and ending on the first anniversary or such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, se1l, pledge or otherwise transfer the shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

                  d. The Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therein and, in accordance with all applicable state and foreign securities laws.

                  e. The Purchaser has not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or my hedging transaction with respect to the Shares, including without limitat1on. any put, call or other option transaction, option writing or equity swap.

                  f. Neither the Purchaser nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Purchaser and any person acting on its behalf have complied and will comply with the "offering restriction" requirements of Regulation S under the Securities Act.

                  g. The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the Securities requirements of the Securities Act.

                  h. Neither the Purchaser nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of conditioning the market in the United States, its territories or possessions, for any of the Shares. The Purchaser agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares except such advertisement that include the statements required by Regulation S under the Securities Act, and Only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.


                  i. Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

                           (A) "THE SHARES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT")) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT."





                           (B) "TRANSFER OF THESE SHARES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S. PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. "



                  j. The Purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Section 1.5.

                  k. The Purchaser and any transferees of the shares of the Company's Common Stock purchased by the Purchaser pursuant to this Agreement shall not be named or identified on any lists of the Office of Foreign Assets Control who are prohibited from purchasing securities of U.S. domestic companies/ Further, this transaction and any resale of shares by the Purchaser to transferees shall not violate the anti-money laundering and other provisions of the Bank Secrecy Act, as amended by the U.S. Patriot Act.


                  l. Notwithstanding anything contained herein to the contrary, the Company may refuse to register any transfer of the shares of common stock of the Company that are not made in accordance with Regulation S pursuant to the registration under the Act or pursuant to an available exemption from registration.

                                   ARTICLE II


                            COVENANTS OF THE COMPANY


         2.1 OPERATIONS. From and after the date hereof through the final purchase of the shares, the Company will operate only in the ordinary course of business.



         2.2 INSPECTION. The Company shall permit authorized representatives of the Purchaser to visit and inspect any of the properties of the Company, including its books of account (and to make copies: thereof and take extracts there from), and to discuss its affairs, finances and accounts with its officers, employees, independent accountants, consultants and attorneys, all at such reasonable times and as often as may be reasonably requested.

         2.3 SHARE REGISTRY; REMOVAL OF LEGEND. The Company consents to Purchaser reselling Shares and to requesting the issuance of share certificates to third parties provided however that all such sales are conducted in full compliance with Regulation S and the Company and its transfer agent are advised of the identity of ach subsequent purchaser. Shares for which the Regulation S distribution compliance period has expired shall be delivered free of any Regulation legend. The Company agrees that it shall instruct its transfer agent to automatically remove any legend required by Regulation S upon the expiration of the distribution compliance period. Holder's of shares bearing a Regulation S legend may have the legend removed by submitting certificate(s) together with an affidavit as to ownership and expiration of the distribution compliance period. Neither the Company nor the stock transfer agent shall be obligation to remove any other legend required by law solely by reason of this Article 2.3.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Purchaser as follows, which representations and warranties shall be true and correct in all material respects on the date of each closing of the purchase of: the Shares:

         3.1 ORGANIZATION AN STANDING .The Company has been duly incorporated and is validly existing and in good standing under the laws of the state of Nevada and has requisite corporate power and authority necessary to own its properties and to conduct its business as presently conducted, to deliver this Agreement and all other agreements required to be executed by the Company in connection with performance under this Agreement (collectively, the "Ancillary Agreements", and collectively with this Agreement, the "Transaction Documents"), to issue and sell the Shares and to carry out the provisions of Transaction Documents. The Company is duly qualified to transact business as a foreign corporation and is in good standing in every jurisdiction in which the failure to so qualify would have material adverse effect on the operations or financial conditions of the Company.

         3.2 AUTHORITY FOR AGREEMENT. The execution and delivery by the Company of the Transaction Documents, and the performance by the company of its obligations there under, have been duly and validly authorized by all requisite corporate action on the part of the Company. The Transaction Documents, when executed and delivered, will be legally valid and binding obligations of the company, enforceable against the Company in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, and general principles of equity that restrict the availability of equitable remedies. To the Company's knowledge, the execution and delivery of the Transaction Documents by the Company of its obligations there under do not, as of the date hereof, (i) conflict with or violate the provisions of the Company's Restated Charter or Bylaws, (ii) require on the part of the Company any filing with, or any permit, authorization, consent or approval of, any Government Entity, (iii) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license; sublicense, franchise, permit, indenture, agreement or mortgage for borrow money, instrument of indebtedness, lien, encumbrance or other arrangement to which the Company is a party or by which the Company is bound or to which its assets are subject, (iv) result in the imposition of any Security Interest upon any assets of the Company or (v) vio1ate or contravene any United States federal, Nevada corporate or applicable state statute, rule or regulation applicable to the Company or any order, writ, judgment, injunction, decree, determination or award.

         3.3 SECURITIES LAW FILINGS, ETC. The Company has previously furnished to the Investors the Company's filings with the Securities and Exchange Commission as on the attached schedule
                  3.3 (collectively the "SEC Filings".). The SEC Filings, as of the date of the filing thereof with the SEC, complied in all material respects with the provisions of the Securities Exchange Act of 1934 (the "Exchange Act"), and in each case the rules and, regulations promulgated the thereunder, and none of such filings contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading.

         3.4 CAPITALIZATION AND ISSUANCES OF STOCK. The Company has authorized and outstanding capital stock as set forth in its SEC Filings. All outstanding shares of capital stock of the Company are duly authorized, validly issued and outstanding, fully paid and nonassessable, Except as set forth in the SEC
                  Filings: (i) there are no outstanding options, stock subscription agreements, warrants or other rights permitting or requiring the Company or others to purchase or acquire any shares of capital stock or other equity securities of the Company; (ii) there are no securities issued or outstanding which are convertible into or exchangeable for any of the foregoing and there are no contracts, commitments or understandings, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) there are no shares of stock or other securities of the company reserved for issuance for any purpose; (iv) there are no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind with respect to the ownership, voting or transfer of shares of stock or other securities of the Company to which the Company or, to the best of the Company's knowledge, any stock holder of the company is a party, including without limitation, any preemptive rights, rights of first refusal, proxies or similar rights and (v) there is not person who holds a right to require the Company to register any securities of the Company under the Securities Act or to participate in any such registration. The issued and outstanding shares of capital stock of the company conform to all statements in relation thereto contained in the SEC filings, and the SEC Filings describe all material terms and condition thereof. All issuances by the Company of its securities were exempt from registration under the Securities Act and any applicable state securities laws or were issued pursuant to a registration statement declared effective by the SEC under the Securities Act and which registration statement was available for the sole of the type of securities sold thereunder.

         3.5      SUBSIDIARIES. The Company has no subsidiaries.





         3.6 ISSUANCE OF SECURITIES. The issuance, sale and delivery of the Securities in accordance with this Agreement, have been, or will be on or prior to the Closing, duly authorized, and the Shares reserved for issuance by all necessary corporate action on the part of the Company. The Securities, when so issued, sold and delivered against payment therefore in accordance with the provisions of this Agreement will be duty and validly issued, fully paid and non-assessable, and wi1l be free of all liens, charges, claims, encumbrances and restrictions on transfer other than the restrictions on transfer under the Transaction Documents and under applicable state and federal securities laws.



         3.7 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration qualification, designation, declaration or filing, with, any governmental entity or regulatory body (a "Governmental Entity") is required on the part of the Company in connection with the execution and delivery of the Transaction Documents, the offer, issue, sale and delivery of the Securities or the other transactions to be consummated as contemplated by this Agreement except qualification or filings under the Securities Act and other applicable state securities laws which qualifications or filings, if required, will be obtained or made and will be effective within the time periods required by law.

         3.8 OFFERING EXEMPTION. Assuming the accuracy of the representations and warranties made by the Purchaser, the offer, sale and issuance of the Securities to the Purchaser will be exempt from the registration requirements of the Securities Act and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Securities to any person or persons so as to bring the sale of such Securities by the Company within the registration provisions of the Securities Act or any state securities laws.

         3.9      LITIGATION.   There  is  no  action,   suite,   proceeding  or
                  investigation pending or, to the Company's knowledge, is currently threatened, against the Company, except as described on Schedule 3.9 to this Agreement The Company is not aware of any basis for any of the foregoing or any intent on its part to initiate on any of the foregoing.

         3.10 FINANCIAL STATEMENTS. The financial statements set forth the Company's SEC Filings (the "Financial Statements") are complete and correct in all material respects, are in accordance with the books and records of the Company as at the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles consistently applied to companies domiciled in the United States, except to the extent that the un-audited financial statements may not contain all required footnotes and are subject to normal yearend audit adjustments that in the aggregate will not be material.

         3.11 ABSENCE OF LIABILITIES.Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other the (i) liabilities incurred in the ordinary Course of business, that individual1y in the aggregate are not material to the financial condition or operating results of the Company, and (ii} obligations not required under genera11y accepted accounting principles to be reflected in the Financial Statements.

         3.12 TAXES. The Company has paid al1 taxes due as of the date hereof. The Company has timely filed or has obtained presently effective extensions with respect to all Federal, state, county, local and foreign tax returns (collectively, "Tax Returns") that the Company are required to file. The Tax Returns are true and correct and all taxes shown thereon to be due have been timely paid, with any exceptions pem1itted by any taxing authority not having a materially adverse effect on the Company. No penalties or other shares are or will become due with respect to any such Tax Returns as the result of the late filing thereof. The Company has either paid or established in the Financial Statements adequate for the payment of all such taxes due or claimed to be due by any taxing authority in connection with any such Tax Returns. None of the Company's federal income tax returns have been audited by the Internal Revenue Service, and no controversy with respect to taxes of any type is pending or, to the knowledge of the Company, threatened. The Company has withheld or collected from each payment made to its employees the amount of all taxes required to be withheld or collected therefrom and has paid all such amounts to the appropriate taxing authorities when due. Neither the Company nor any of its stockholders has ever filed (i) an election pursuant to
                  Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code"), that the Company be taxed as an S corporation, or (ii) a consent pursuant to Section 341(f) of the Code relating to collapsible corporations.

         3.13 PROPERTY AND ASSETS. The Company has good title to, or a valid leasehold interest in, all of its material properties and assets, including all properties and assets reflected in the Balance Sheet. None of such properties or assets is subject to any mortgage, pledge, lien, security interest, lease, charge or encumbrance other than those the material terms of which are described in the Balance Sheet or in SCHEDULE 3.13. The Company does not own any real estate. All personal property of the Company is in good operating condition and repair
                  (ordinary wear and tear and routinely scheduled maintenance excepted) and is suitable and adequate for the uses for which it is intended or is being used.

         3.14 INTELLECTUAL PROPERTY. To the best of the Company's knowledge the Company owns, or has the right to use, free and clear of all liens, charges, claims and restrictions, all patents, patent applications trademarks, service marks, trademark and service trademark applications, trade names, copyright & and licenses presently owned or held by the Company or employed or proposed to be employed by it in its business s now conducted or proposed to be conducted, as well as any agreement under which the Company has access to any confidential information used by the Company in its business (the "Intellectual Property Rights"). Except as set forth on SCHEDULE 3.14 the Company has not received any communications alleging that the Company has violated any Third Party Intellectual Property Rights. The Company is not aware of any violation by any third party of any Intellectual Property Rights of the Company or of any defects therein or in the title thereto. The Company is not aware that any employee is obligated under any contract (including any license, covenant or commitment of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would conflict or interfere with: (i) the performance of such employee's duties as an officer, employee or director of the Company; (ii) the use of such employee's best efforts to promote the interests of the Company; or (iii) the Company's business as conducted.

         3.15 COMPLIANCE. The company has, in all material respects, complied with all laws, regulations and orders applicable to their business and have all material permits and license required thereby. There is no term or provision of any material mortgage, indenture, contract, agreement or instrument to which the Company is a party or by which it is bound, or, to the best of the Company's knowledge, of any state or Federal judgment, decree, order, statute, rule or regulation applicable to or binding upon the company that materially adversely affects the business, prospects, condition, affairs or operations of the Company or any of its properties or assets. To the Company's knowledge, no employee of the Company is in violation of any contract or convenant (either with the Company or with another entity) relating to employment, patent, other proprietary information disclosure, non-competition, or non-solicitation.

         3.16 EMPLOYEES. All employees of the Company who have success to confidential or proprietary information of the Company have executed and delivered nondisclosure agreements and all of such agreements are in full force and effect. The Company is not aware that any employee of the Company has plans to terminate his or her employment relationship with the Company. The Company bas complied in all material respects with BIJ applicable laws relating to wages, hours, equal opportunity, collective bargaining workers' compensation insurance and the payment of social security and other taxes. None of the employees of the Company is represented by any labor union and there is no labor strike or other labor trouble (including, without limitation. any organizational drive) pending or, to the knowledge of the Company, threatened with respect to the Company.


         3.17 ENVIRONMENTAL AND SAFETY MATTERS. To the Company's knowledge, the Company is not in material violation of any applicab1e environmental law and to its knowledge, no material expenditures are or will be required in order to comply with any such environmental law.


         3.18 BOOKS AND RECORDS. The books of account, ledgers, order boob, records and documents of the Company accurately and completely reflect all material information relating to the business of the Company the location and collection of its assets and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

         3.19 BROKERS OR FINDERS. The Company has not agreed to incur, directly or indirectly, any liability for brokerage or finders' fees, agents' commissions or other similar charges in connection with the Transaction Documents or any of the transactions contemplate hereby or thereby.

         3.20 DISCLOSURES. The Company has provided the Purchaser with all information requested by the Purchaser in connection with their decision to purchase the Securities. Neither this Agreement any Exhibit hereto nor the Transaction Documents, or any report, certificate or instrument furnished to the Purchaser or its agents in connection with the transactions contemplated by this Agreement, when read together, contains or will contain any material misstatement of fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

                                   ARTICLE IV

                               REGISTRATION RIGHTS

         4.1 PIGGY-BACK REGISTRATIONS. If at any time after the first anniversary of the purchase of the Shares, the Company shall determine to registers for its own account or the account of others under the Securities Act (including pursuant a demand for registration of any stockholder of the Company) any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents relating to shares of Common Stock to be issued solely in connection with any acquisition of any entity or business or shares of Common Stock issuable in connection with stock option or other employee benefit plans, it shall send to each holder of Registrable Shares who is entitled to registration rights under this Section 4.1 written notice of such determination and, if within fifteen (15) days after receipt of such notice, such holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Shares such holder request to be registered, except that if; in connection with a public offering of the Company the managing underwriter shall be included in the registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, then the Company shall be obligated to include in such registration statement only such limited portion of the Registrable Shares with respect to which such holder has requested inclusion hereunder on a pro rata basis.

                  "Registrable Shares" shall mean and include the Shares PROVIDED, however that shares of Common Stock which are Registrable Shares shall cease to be Registrable shares upon the consummation of any sale pursuant to a registration statement or Rule 144 under the Securities Act.


         4.2 EFFECTIVENESS. The Company will use its best efforts to maintain the effectiveness for up to 90 days (or such shorter period of time as the underwriters need to complete the distribution of the registered offering) of any registration statement pursuant to which any of the Registrable Shares are being offered, and from time to time will amend or supplement such registration statement and the prospectus contained therein to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide each holder of Registrable Shares with as many copies of the prospectus contained in any such registration statement as it may reasonably request.

         4.3 INDEMNIFICATION BY THE COMPANY. (a) In the event that the Company registers any of the Registrable Shares under the Securities Act, the Company will indemnify and hold harmless each holder and each underwriter of the Registrable Shares (including their officers, directors, affiliates and partners) so registered (including any broker or dealer through whom such shares may be sold) and each person, if any, who controls such holder or any such underwriter with in the meaning of
                  Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses, 1iabilities, joint or several, to which they or any of them become subject under the Securities Act, applicable state securities laws or under any other statute or at common law or otherwise, as incurred, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or nay of them in connection with investigating or defending any actions whether or not resulting in any liability, as incurred, insofar as such losses claims, damages, expenses, 1iabilities or actions arise out of or are based upon my untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the fina1 prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based up n the omission or alleged omission to state therein a material fact required to b stated therein or necessary in order to make the statements therein not misleading, or any violation by the Company of My rule or regulation promulgated under the

                  Securities Act or any state securities laws applicable the Company and relating to action or inaction required of the Company in connection with such registration, UNLESS (i) such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by any such holder of Registrable Shares (in the case of indemnification of such holder), any such underwriter (in the case indemnification of such underwriter) or any such controlling person {in the case of indemnification of such controlling person) expressly for use therein, or unless (ii) in the case of a sale directly by such holder of Registrable Shares (including a sale of such Registrable Shares to engage in a distribution solely on behalf of such holder of Registrable Shares), such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus copies of which were delivered to such holder of Registrable Shares or such underwriter on a timely basis, and such holder of Registrable Shares failed to deliver a copy of the final or amended prospectus at or prior to the confirmation for the sale of the Registrable Shares to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the Securities Act.

         (b) Promptly after receipt by any holder of Registrable Shares, any underwriter or any controlling person of notice of the commencement of any action in respect of which indemnity may be sough against the Company, such holder of Registrable Shares, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof (provided, that failure by any such person to so notify the Company shall not relieve the Company from any liability it may have hereunder to any other person entitled to claim indemnity or contribution hereunder) and, subject to the provisions hereinafter stated, the Company shall be entitled to assume the defense of such action (including the employment of counsel reasonably satisfactory to such holder of Registrable Shares, such underwriter or such controlling person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company.

         (c) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which any holder of Registrable Share exercising rights under this
                  Article V or any controlling person of any such holder, make a claim for indemnification pursuant to this Section 4.3 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 4.3 provides for indemnification such case, then, the Company and such holders will contribute to the aggregate losses claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares on the other connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Shares on the other, and each party's relative intent, knowledge, access to information and opportunity to collect or prevent such statement or omission;

                  PROVIDED, HOWEVER, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Shares offered by it pursuant to such registration statement, net of any underwriting discounts or commissions paid by such holder; and
                  (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         4.4. INDEMNIFICATION BY HOLDERS OF REGISTRABLE SHARES. (a) In the event that the Company registers any of the Registrable Shares under the Securities Act, each holder of the Registrable Shares so registered will, as a condition to registration of the Registrable Shares, agree to indemnify and hold harmless the Company, each of its directors, each of its officers who have signed or otherwise participated in the preparation of the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) and each person, if any, who controls the Company within the meaning of
                  Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, applicable state securities laws or under any other statue or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expense, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares expressly for use therein; PROVIDED, HOWEVER, that such holder's obligation hereunder shall be limited to an amount equal to the aggregate public offering price of the Registrable Shares sold by such holder in such registration, not of any underwriting discounts or commissions paid by such holder.

         (b) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which the Company or another person entitled to indemnification pursuant to this Section 4.4 makes a claim for indemnification pursuant to this Section 4.4, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this Section 4.4 provided for indemnification, in such case, then the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company on the on the one hand or by the holder of Registrable Shares on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, PROVIDED, HOWEVER, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Shares offered by it pursuant to such registration statement, net of any underwriting discounts or commissions paid by such holder; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

         4.5 EXCHANGE ACT REPORTS. The Company will use its best efforts to timely file with the Commission such information the Commission may require under the Exchange Act and shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 or Rule 144A under the Securities Act (or any successor exemptive rule hereafter in effect) with respect to such Common Stock. The Company shall furnish to any holder of Registrable Shares forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirement of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any Registrable Securities without registration. The Company agrees to use its best efforts to facilitate and expedite transfers of the Shares pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Shares.

         4.6      EXPENSES.  In the  case of each  registration  effected  under
                  Section 4.1., the Company shall bear all reasonable costs and expenses of each such registration behalf of the selling holders of Registrable Shares including, but not limited to, the Company's printing, legal and accounting fees and expense, Commission and NASD filing fees and "Blue Sky" fees; PROVIDED, HOWEVER, that the Company shall have no obligation to pay or otherwise bear any portion of the underwriters' commission or discounts attributable to the Registrable Shares being offered and sold by the holders of the Registrable Shares, or the fees and expenses of counsel for the selling holders of Registrable Shares in connection with the registration of the Registrable Shares.

         4.7 TRANSFERABILITY. (a) For all purposes of Article IV of this Agreement, a Purchase or assignee thereof who agrees to be bound by the provisions of this Article IV shall be deemed at any particular time to be the holder of all Registrable Securities of which such person shall at such time be the "beneficial owner," determine in accordance with Rule 13d-3 under the Exchange Act.

                                          ARTICLE V
                                        MISCELLANEOUS

         5.1 NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of any party of this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy precluded any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         5.2 AMENDMENTS, WAIVERS AND CONSENTS. Any provision in the Agreement to the contrary notwithstanding, and except as hereinafter provided, changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company shall obtain consent thereto in writing from the Purchaser. Any waiver or consent may be given subject to satisfaction of conditions stated therein any waiver or consent shall be effective only in the specific instance and for the specific purpose of which given.

         5.3 ADDRESSES FOR NOTICES. All notices, request, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed, telegraphed or delivered to each applicable party at the address set forth on Schedule 5.3 hereto or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Section. All such notices, requests, demands and other communications shall be considered to be effective when delivered.

         5.4 COSTS, EXPENSE AND TAXES. All parties to bear their own expenses.

         5.5 EFFECTIVENESS; BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Company, the Purchaser and the respective successors and assigns; PROVIDED, that, the Company may not assign any of its rights or obligations under this Agreement without the prior written consent of the Purchase. The Purchase may assign all or any part of its rights and obligations hereunder to any person who acquires any Shares or Warrants owned by the Purchaser subject to the conditions of this Agreement.

         5.6 PRIOR AGREEMENTS. The Transaction Documents executed and delivered in connection herewith constitute the entire agreement between the parties and supersede any prior understandings or agreements concerning the subject matter hereof.

         5.7 SEVERABILITY. The provisions of the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained therein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions or part of a provision of such Transaction Document and the terms of the Shares shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that would be valid, legal and enforceable to the maximum extent possible.

         5.8      GOVERNING LAW; VENUE.

                  A. This Agreement shall be enforced, governed and construed in accordance with the laws the State of New York or federal securities law where applicable without giving effect to choice of laws principles or conflict of laws provisions. Any suite, action or proceeding pertaining to this Agreement or any transaction relative hereto shall be brought to the courts sitting New York City, New York, United States of America, and the undersigned hereby irrevocably consents and submits to the jurisdiction of such courts for the purpose of any such suits, action, or proceeding. Purchaser acknowledges and agrees that venue hereunder shall lie exclusively in New York, United States of America.

                  B. Purchaser hereby waives, and agrees not to assert against the Company, or any successor assignee thereof, by way of motion, as a defense or otherwise, in any such suit, action or proceeding. (i) any claim that the Purchaser is not personally subject to the jurisdiction of the above-named courts, and (ii) to the extent permitted by applicable law, any claim that such suit, action or proceeding is brought in an inconvenient forum or that that venue of such suit, action or proceeding is improper or that this Agreement may not be enforced in or by such courts.

         5.9 HEADINGS. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         5.10 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Transaction Documents, the Shares, or any other instrument or document delved in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.


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         5.11     COUNTERPARTS.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         5.12 FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of the Purchaser or the Company, the Company and the Purchase shall execute and deliver such instruments, documents and other writing as may be reasonable necessary or desirable to confirm and carry out and to effectuate fully the intent and pursue of the Transaction Documents and the Shares.




















         IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement tot be executed as of the date first above written.



                                           REALITY WIRELESS NETWORKS, INC.



                                           BY:
                                           -----------------------------
                                           NAME:  RICK RAMIREZ
                                           TITLE:  VICE PRESIDENT OF
                                           FINANCE

                                           PURCHASER



                                           BY:
                                           -----------------------------
                                                KIRSHMA ORR
                                                ISCHIAN HOLDINGS LTD
                                                30 DE CASTRO STREET
                                                PO BOX 961
                                                ROAD TOWN, TORTOLA
                                                B.V.I

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